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                                                                    EXHIBIT 99.3




                          CONSENT OF ROMESH T. WADHWANI

       I hereby consent to being named as becoming a director of i2 Technologies, Inc. in its Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission.



                                             /s/ ROMESH T. WADHWANI
                                             -----------------------------------
                                             Romesh T. Wadhwani


Dated:  April 11, 2000